[AMERICAN BEACON FUNDS LOGO]

                              INSTITUTIONAL CLASS
                                PLANAHEAD CLASS
                                 SERVICE CLASS

 Supplement Dated December 27, 2007 to the Prospectuses dated March 1, 2007
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Effective upon the date of this supplement, the American Beacon Funds have modified their policies to deter frequent trading and market timing with respect to wrap programs. As a result, the following changes are hereby made to the Prospectuses.

In the section titled Redemption Policies, the following is hereby added to the bulleted list appearing in the third paragraph:

     - redemption transactions made within a "Qualified Wrap Program" as defined in the section titled "Frequent Trading and Market Timing;"

The following paragraph is hereby inserted as the sixth paragraph of the section titled Frequent Trading and Market Timing:

Wrap programs offered by certain intermediaries may be designated "Qualified Wrap Programs" by the Funds based on specific criteria established by the Funds and a certification by the intermediary that the criteria has been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of a Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds' frequent trading and market timing policies, including any applicable redemption fees.